UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 7, 2010

NEDAK ETHANOL, LLC
(Exact name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska	68713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 925-5570

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 19, 2007, NEDAK Ethanol, LLC (the “Company”) issued a promissory note in the amount of $8,864,000 (the “Note”) to Arbor Bank (the “Bank”), with a maturity date of December 1, 2021.  Under the Note, the Company is required to make certain periodic payments to the Bank and maintain a debt service reserve fund.  The Company is aware that on August 12, 2010, the Bank filed a lawsuit against the Company, but the Bank has not yet served such suit.  The lawsuit alleges that the Company failed to make certain payments due under the Note and failed to maintain the required debt service reserve fund.  In addition, the lawsuit states that the Bank has accelerated the maturity of the Note.  The Bank’s lawsuit provides that as of August 9, 2010, the amount due and owing under the Note was $7,039,125.59, and in such lawsuit the Bank is seeking payment of such amount, plus such additional amounts as become due and owing under the Note, with interest accruing after August 9, 2010 at the rate of 9.5% until the judgment is paid.

Prior to the Note default, and as previously reported, the Company was in default under the following agreements with AgCountry Farm Credit Services, FLCA (“Lender”) regarding its senior secured credit facility (“Facility”): a Master Credit Agreement dated February 14, 2007 (the “Master Agreement”), as last amended in the Sixth Supplement and Forbearance Agreement to the Master Credit Agreement dated July 30, 2010 (the “Sixth Supplement” and together with all prior amendments and supplements and the Master Agreement, the “Loan Agreements”).  Under the Sixth Supplement, the Lender agreed to forbear from exercising its enforcement rights under the Loan Documents until the earlier to occur of October 1, 2010 and an “event of default” under the Sixth Supplement.  The event of default under the Note constitutes an “event of default” under the Sixth Supplement.  As a result, (i) the principal amount outstanding under the Loan Agreements and any then-accrued but unpaid interest and then-accrued but unpaid fees and costs is accelerated and is immediately due and payable, in addition to other remedies set forth in the Loan Documents, (ii) the Lender may terminate the Sixth Supplement, (iii) the Lender may protect, exercise and enforce any and all rights and remedies provided in the Loan Agreements, and (iv) the Lender may set off any financial obligations against all deposits, credits or rights to payment of the Company with any credits, right to payment or other claims of the Company against the Lender.  Lender has not exercised any of the foregoing rights and the Company is in discussions with Lender to address the default under the Note and corresponding event of default under the Sixth Supplement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Promissory Note dated June 19, 2007 made by NEDAK Ethanol, LLC in favor of Arbor Bank (incorporated by reference to Exhibit 10.5 of Report on Form 8-K filed June 25, 2007).
10.2	Master Credit Agreement dated February 14, 2007 with Farm Credit Services of Grand Forks, FLCA (incorporated by reference to Exhibit 10.9 of Report on Form 8-K filed February 20, 2007).
10.3
Sixth Supplement and Forbearance Agreement to the Master Credit Agreement dated July 30, 2010 by and among NEDAK Ethanol, LLC and AgCountry Farm Credit Services, FLCA (incorporated by reference to Exhibit 10.1 of Report on Form 10-Q filed August 13, 2010).

10.4
Second Supplement to the Master Credit Agreement dated February 14, 2007 with Farm Credit Services of Grand Forks, FLCA (incorporated by reference to Exhibit 10.11 of Report on Form 8-K filed February 20, 2007).

10.5
Third Supplement and Forbearance  to the Master Credit  Agreement,  dated April 11, 2008 between NEDAK  Ethanol,  LLC and AgCountry  Farm Credit  Services,  FCA (f/k/a Farm Credit Services of Grand Forks, FLCA) (incorporated by reference to Exhibit 10.11 of Report on Form 8-K filed April 15, 2008).

10.6
Fourth Supplement and Forbearance Agreement to the Master Credit Agreement between NEDAK Ethanol, LLC and AgCountry Farm Services, FLCA dated March 27, 2009 (incorporated by reference to Exhibit 10.2 of Report on Form 10-Q filed March 31, 2009).

10.7
Fifth Supplement and Forbearance Agreement to Master Credit Agreement entered into as of September 30, 2009 by and between NEDAK Ethanol, LLC AgCountry Farm Credit Services FLCA (formerly Farm Credit Services of Grand Forks, FLCA) (incorporated by reference to Exhibit 10.1 of Report on Form 10-Q filed October 30, 2009).

10.8
Sixth Supplement and Forbearance Agreement to the Master Credit Agreement dated July 30, 2010 by and among NEDAK Ethanol, LLC and AgCountry Farm Credit Services, FLCA (incorporated by reference to Exhibit 10.1 of Report on Form 10-Q filed August 13, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: September 9, 2010	By:	/s/ Jerome Fagerland
Jerome Fagerland
President

Exhibit Index

Exhibit Number	Description
10.1	Promissory Note dated June 19, 2007 made by NEDAK Ethanol, LLC in favor of Arbor Bank (incorporated by reference to Exhibit 10.5 of Report on Form 8-K filed June 25, 2007).
10.2	Master Credit Agreement dated February 14, 2007 with Farm Credit Services of Grand Forks, FLCA (incorporated by reference to Exhibit 10.9 of Report on Form 8-K filed February 20, 2007).
10.3
First Supplement to the Master Credit Agreement dated February 14, 2007 with Farm Credit Services of Grand Forks, FLCA (incorporated by reference to Exhibit 10.10 of Report on Form 8-K filed February 20, 2007).

10.4
Second Supplement to the Master Credit Agreement dated February 14, 2007 with Farm Credit Services of Grand Forks, FLCA (incorporated by reference to Exhibit 10.11 of Report on Form 8-K filed February 20, 2007).

10.5
Third Supplement and Forbearance  to the Master Credit  Agreement,  dated April 11, 2008 between NEDAK  Ethanol,  LLC and AgCountry  Farm Credit  Services,  FCA (f/k/a Farm Credit Services of Grand Forks, FLCA) (incorporated by reference to Exhibit 10.11 of Report on Form 8-K filed April 15, 2008).

10.6
Fourth Supplement and Forbearance Agreement to the Master Credit Agreement between NEDAK Ethanol, LLC and AgCountry Farm Services, FLCA dated March 27, 2009 (incorporated by reference to Exhibit 10.2 of Report on Form 10-Q filed March 31, 2009).

10.7
Fifth Supplement and Forbearance Agreement to Master Credit Agreement entered into as of September 30, 2009 by and between NEDAK Ethanol, LLC AgCountry Farm Credit Services FLCA (formerly Farm Credit Services of Grand Forks, FLCA) (incorporated by reference to Exhibit 10.1 of Report on Form 10-Q filed October 30, 2009).

10.8
Sixth Supplement and Forbearance Agreement to the Master Credit Agreement dated July 30, 2010 by and among NEDAK Ethanol, LLC and AgCountry Farm Credit Services, FLCA (incorporated by reference to Exhibit 10.1 of Report on Form 10-Q filed August 13, 2010).